                                                                      EXHIBIT 21

                                SUBSIDIARIES OF
                              DIME BANCORP, INC.
                                (AS OF 2/28/97)

                                                     State of
                  Subsidiary                      Incorporation
------------------------------------------    -------------------
THE DIME SAVINGS BANK OF NEW YORK, FSB        Federally-chartered
FIFTH AVENUE PROPERTY CORP.                         Delaware

                                SUBSIDIARIES OF
                    THE DIME SAVINGS BANK OF NEW YORK, FSB
                                (AS OF 2/28/97)

                                                  State of
         Subsidiary                               Incorporation
------------------------------------------------  -----------------------------
ACCORD AGENCY, INC.                               New York
ACCORD REALTY MANAGEMENT CORPORATION              New York
ANCHOR MORTGAGE RESOURCES, INC./(1)/              Georgia
ANCHOR PROPERTIES OF NEW JERSEY, INC.             New Jersey
ANCHOR PROPERTY CORP.                             New York
ANCHOR RESIDENTIAL FACILITIES CORPORATION/(2)/    Georgia
ANCHOR SYSTEMS CORP./(3)/                         New Jersey
APRIL PARK CORP.                                  Texas
ASB AGENCY, INC.                                  New York
69-30 AUSTIN HOLDING CORP.                        New York
555 BILTMORE INC./(4)/                            Florida
445 CEDARHURST, INC.                              New York
THE CHELSEA ACCORD CORPORATION                    New York
COLONIAL BRISTOL INC.                             Pennsylvania
THE DALTON ACCORD CORPORATION/(5)/                New York
THE DIME AGENCY, INC.                             New York
DIME FLORIDA CONSOLIDATION CORP. /(6)/            New York
DIME FUNDING, INC.                                Delaware
DIME MORTGAGE, INC. /(7)/                         New York
DIME MORTGAGE OF ARIZONA, INC.                    New York
DIME MORTGAGE OF NEW JERSEY, INC./(8)/            New York
DIME NJ AGENCY, INC./(9)/                         New Jersey
THE DIME REAL ESTATE SERVICES--CONNECTICUT, INC.  New York
DIME SECURITIES OF NEW YORK, INC./(10)/           New York

_________
/(1)/  Formerly known as MORTGAGE RESOURCES, INC.
/(2)/  Formerly known as ANCHOR FACILITIES CORP.
/(3)/ Formerly known as SUBURBAN COASTAL SYSTEMS CORPORATION, f/k/a COASTAL COMPUTER SERVICES, INC.
/(4)/  Formerly known as ALHAMBRA CIRCLE, INC.
/(5)/  Formerly known as THE SUTTON EAST ACCORD CORPORATION.
/(6)/ Formerly known as DIME MORTGAGE COMPANY, INC., f/k/a THE DIME REAL ESTATE SERVICES, INC.
/(7)/  Formerly known as DIME MORTGAGE OF GEORGIA, INC.
/(8)/  Formerly known as DIME OF NEW JERSEY, INC.;
       a/k/a DIME MORTGAGE OF PENNSYLVANIA, INC.
/(9)/ Formerly known as ASB/NJ AGENCY INC., f/k/a SUBURBAN COASTAL INSURANCE SERVICES, INC., f/k/a COASTAL INSURANCE SERVICES, INC.
/(10)/ Formerly known as TDA SECURITIES INC.


                                                  State of
         Subsidiary                               Incorporation
------------------------------------------------  -----------------------------
DNJ AGENCY, INC.                                  New Jersey
THE E-F BATTERY ACCORD CORPORATION                New York
FAMESLINC, INC./(11)/                             New York
F.C. LTD.                                         New York
GARDEN MANAGEMENT CO., INC.                       New York
GRANNY ROAD LAND CORP.                            New York
HARMONY AGENCY, INC./(12)/                        New York
HERITAGE COMMUNITY SERVICE CORP.                  New York
INSERVCO, INC.                                    Georgia
1101 KENNEDY, INC.                                Connecticut
LAKEVIEW LAND CORP./(13)/                         Connecticut
LAWRENCE AVENUE CORP./(14)/                       New York
520 LINC, INC.                                    New Jersey
LINCOLN BARRY GARDENS ACQUISITION CORP.           Delaware
LINCOLN HERITAGE SQUARE, INC.                     New York
315-329 LINCOLN PLACE CORP.                       New York
LINCOLN REALTY CAPITAL, INC./(15)/                New York
LINCOLN RRE CORPORATION                           Connecticut
LINCOLN TUDOR COURT ACQUISITION CORP.             Delaware
LINCOLN VENTURES GROUP LTD.                       New York
MEDFORD ASSOCIATES, INC.                          New York
MIDWAY HOLDINGS INC./(16)/                        New York
THE MOUNT KISCO ACCORD CORPORATION                New York
78 NEW LINC CORPORATION/(17)/                     New Jersey
NEW PELHAMCO INC.                                 New York
NICKEL PURCHASING COMPANY, INC.                   New York
NIFTY CORP.                                       New York
NORTHEAST APPRAISALS, INC.                        New York
NORTHSHORE CONSOLIDATION CORP./(18)/              New York
847218 ONTARIO LIMITED                            Canada
847219 ONTARIO LIMITED                            Canada
847220 ONTARIO LIMITED                            Canada
847221 ONTARIO LIMITED                            Canada
PELHAM VENTURE INC.                               New York
620-622 PELHAMDALE AVENUE OWNERS CORPORATION      New York
PEMBROKE AND LIVINGSTON, INC.                     Pennsylvania
PLAINVIEW INN, INC.                               New York
1804 PLAZA CORP./(19)/                            New York

____________
/(11)/ Formerly known as 3489 BROADLINC, INC.
/(12)/ Formerly known as ALLRISH AGENCY, INC.
/(13)/ Formerly known as 685 PARKER STREET INC.
/(14)/ Formerly known as 220 CENTRAL AVENUE CORP., f/k/a HICKS STREET, INC. /(15)/ Formerly known as ACCORD PROPERTIES, INC.
/(16)/ Formerly known as MIDWAY GREEN INC.
/(17)/ Formerly known as 78 NEW LINC CORP.
/(18)/ Formerly known as DIME CONSOLIDATION COMPANY, INC.
/(19)/ Formerly known as PRINCE FARMS DEVELOPMENT CORP., f/k/a PEARL PLAZA INC., f/k/a PARK LANE SOUTH CORP.


                                                  State of
         Subsidiary                               Incorporation
------------------------------------------------  -----------------------------
RECON SERVICES CORP./(20)/                        New York
RESERVOIR AVENUE MANAGEMENT, INC.                 Rhode Island
THE SEVENTH AVENUE ACCORD CORPORATION             New York
299 SHORE LEE CORP.                               New York
THE SIXTH AVENUE ACCORD CORORATION                New York
SKY RESORT, INC.                                  Georgia
SOMERSET CONSOLIDATION CORPORATION                New Jersey
STANDARD OF GEORGIA INSURANCE AGENCY, INC.        Georgia
UNIONDALE HOLDINGS INC.                           Massachusetts
VANDERVENTER CORP.                                New York
952 W. THIRD ST. CORP./(21)/                      New Jersey
WACCABORO CORP.                                   New York
WAPPINGERS FALLS DEVELOPMENT CORP.                New York
WINDY RIDGE CORP.                                 New York
YELLOWSTONE VENTURE, INC.                         New York



______________
/(20)/ Formerly known as 1441 GRANT LINC, INC.
/(21)/ Formerly known as MACARTHUR INC.